Elicio Therapeutics Reports Results from Phase 2 AMPLIFY-7P Study and Outlines Refined Phase 3 Development Strategy for ELI-002 7P in Adjuvant Pancreatic Cancer • AMPLIFY-7P did not meet the pre-specified primary endpoint of disease-free survival (“DFS”) in the intent-to-treat population. • Randomization balanced most prognostic factors between arms. However, the ELI-002 7P arm had a higher proportion of R1 resected (higher residual disease, tumor present at or within 1 mm of surgical margin) patients compared with the observation arm (ELI- 002 7P 19% vs. observation 10%), a known adverse prognostic factor for recurrence. • R1 patients have increased relapse-risk, implying that this imbalance meaningfully and negatively impacted the ELI-002 arm. • Post-hoc analysis identified a stronger DFS hazard ratio in the R0, completely resected population (post-hoc HR 0.65, p=0.048, ELI-002 7P mDFS 23.8 mo vs observation 12.8 mo, n=121). Absolute recurrence rates observed at 18 months were 9.5% lower for the ELI-002 7P arm. • Lower residual disease (R0 completely resected) patients represented approximately 84% of the AMPLIFY-7P study, indicating potential for a significant population with high unmet need. • Mutant KRAS (“mKRAS”)-specific T cell responses strongly correlated with improved DFS, supporting biological activity of ELI-002 7P (HR 0.22, p<0.0001, n=90). • Findings inform a refined Phase 3 development strategy focused on a defined R0 resected population and additional ELI-002 7P dosing, with the potential to address a significant unmet need and market opportunity in the adjuvant setting. • The favorable safety and tolerability profile of ELI-002 7P supports the potential for longer-term administration and combination approaches. • Elicio is evaluating multiple strategic financing and partnering opportunities to support future clinical development. • Elicio will host a conference call today, Monday, June 15, 2026, at 8:30 AM ET. BOSTON, Mass., June 15, 2026 (GLOBE NEWSWIRE) -- Elicio Therapeutics, Inc. (Nasdaq: ELTX, “Elicio” or the “Company”), a clinical-stage biotechnology company developing next- generation immunotherapies for mKRAS-driven cancers, today reported results from its randomized Phase 2 AMPLIFY-7P study evaluating ELI-002 7P in patients with adjuvant mKRAS-driven pancreatic ductal adenocarcinoma (“PDAC”) following completion of standard locoregional therapy. The AMPLIFY-7P study did not meet its pre-specified primary DFS endpoint in the intent-to-treat population. However, landmark analyses during active ELI-002 7P treatment indicated early treatment benefit. Post-hoc landmark analyses showed a consistent ~14% absolute DFS benefit during active treatment at both 3 and 6 months, suggesting early clinical activity, with treatment- arm separation persisting through 9 months.

While nodal status, the prespecified stratification factor, was balanced between treatment arms, a higher proportion of patients with the adverse prognostic factor, R1 resection status, were included in the ELI-002 7P arm (19% vs. 10%). Post-hoc analyses showed significant DFS improvement (R0: HR 0.65, p=0.048, n=121) in lower residual disease patients. Importantly, this subgroup represented approximately 84% of enrolled patients. Currently, there are no approved therapies following locoregional treatment. The study informed a refined Phase 3 development strategy focused on a defined, lower residual disease, R0 resected population with additional dosing. The study also demonstrated a strong association between mKRAS-specific immune responses and clinical outcomes (HR 0.22, p<0.0001, n=90), supporting the biological activity of ELI-002 7P. "While AMPLIFY-7P did not meet its primary endpoint in the intent-to-treat study population, promising efficacy signals in patients with lower residual disease burden sharpen our path forward," said Robert Connelly, President and Chief Executive Officer of Elicio. "We identified the patients who benefit most, validated the biology, and demonstrated a favorable safety profile that supports extended dosing in Phase 3. In a disease where no approved options exist after surgery, we believe AMPLIFY-7P demonstrates that ELI-002 7P, an mKRAS-targeted immunotherapy, can generate robust immune responses associated with improved clinical outcomes." Christopher Haqq, M.D., Ph.D., Executive Vice President, Head of Research and Development and Chief Medical Officer of Elicio, added, "The AMPLIFY-7P trial generated important clinical and biological insights that have sharpened our development strategy and strengthened our conviction in ELI-002 7P. The stronger treatment effect observed in completely resected R0 patients, combined with the robust relationship between KRAS-specific T-cell responses and clinical outcomes, supports a clear Phase 3 path focused on patients most likely to benefit from treatment. We look forward to discussing these findings with regulators and believe the results provide important support for the broader application of AMP-enabled immunotherapies across multiple oncogenic drivers." Eileen M. O’Reilly, MD, FASCO, Winthrop Rockefeller Endowed Chair in Medical Oncology Memorial Sloan Kettering Cancer Center, said, “Future progress in pancreatic cancer will increasingly depend on precision medicine approaches that identify patients most likely to benefit from targeted and immune-based therapies. These findings show the promise of immunological targeting of mKRAS in patients previously considered to be refractory to immunotherapy.” The AMPLIFY-7P study enrolled 144 patients across 24 U.S. sites and evaluated ELI-002 7P versus observation in patients with resected Stage I-III mKRAS-driven PDAC who had completed surgery and standard locoregional therapy and were radiographically free of disease at enrollment. Key Findings from AMPLIFY-7P

• Post-hoc landmark analyses demonstrated a ~14% absolute improvement in DFS rates during active treatment at both 3 months (90.3% vs. 76.6%, p=0.022) and 6 months (75.7% vs. 61.7%, p=0.056). • Randomization was stratified by nodal status; however, there was an imbalance in baseline R1 resection status, a known adverse prognostic factor, which disproportionately favored the observation arm (ELI-002 7P 19% vs. observation 10%). • Multivariable analyses identified R1 resection as an adverse prognostic factor for recurrence (HR 1.56, p=0.181). • Post-hoc analyses demonstrated stronger treatment effect in the R0 resected patient population (HR 0.65, p=0.048, n=121). • mKRAS-specific T cell responses strongly correlated with improved DFS, with patients demonstrating the strongest immune responses experiencing the most favorable outcomes (T cell fold change from baseline, >9.17x vs <9.17x: HR 0.22, p<0.0001, n=90 evaluable). • ELI-002 7P demonstrated a favorable safety profile with no treatment-related discontinuations or treatment-related deaths. ELI-002 7P treatment was associated with proportionally fewer adverse events than SOC observation. Phase 3 Development Strategy Insights from AMPLIFY-7P have enabled Elicio to refine its Phase 3 development strategy, focusing on patients with the greatest potential to benefit from treatment and extending treatment duration to enhance the durability of anti-tumor immunity. Subject to financing, the Company plans to initiate a Phase 3 study with the following key elements: • Enrollment of R0 resected patients following completion of standard locoregional therapy • Additional dosing beyond the initial ELI-002 7P immunization and booster regimen • A registrational study with a primary endpoint of DFS Cash Runway As previously guided, the Company expects its current cash and cash equivalents to support planned operations into the fourth quarter of 2026. Elicio is currently evaluating multiple strategic financing and partnership opportunities to advance its planned Phase 3 adjuvant PDAC program and broader AMP platform. Conference Call and Webcast Details

Elicio will host a conference call and webcast beginning at 8:30 AM ET today, June 15, 2026. The live webcast may be accessed HERE. The conference call can be accessed by dialing toll- free 1-877-407-9208 or 1-201-493-6784 (international). The conference call ID is 13761190. A replay of the webcast will be available on the “EVENTS” tab in the Investors section of the Company’s website. About ELI-002 Elicio’s lead product candidate, ELI-002, is a structurally novel investigational AMP cancer immunotherapy that targets cancers that are driven by mutations in the KRAS-gene—a prevalent driver of many human cancers. ELI-002 is comprised of two powerful components that are built with Elicio’s proprietary AMP technology consisting of AMP-modified mutant KRAS peptide antigens and ELI-004, an AMP-modified CpG oligodeoxynucleotide adjuvant that is available as an off-the-shelf subcutaneous administration. ELI-002 7P (7-peptide formulation) was evaluated in the randomized Phase 2 AMPLIFY-7P trial in patients with mKRAS-driven pancreatic cancer (NCT05726864). The Phase 2 AMPLIFY-7P trial included patients with mKRAS-positive pancreatic cancer who completed standard therapy but remain at high risk of relapse. Based on topline results and post-hoc analyses, Elicio has refined its Phase 3 development strategy to focus on patients with lower residual disease burden and extended treatment duration. At the time of the Phase 2 AMPLIFY-7P analysis, data for overall survival remained immature. The ELI-002 7P formulation is designed to provide immune response coverage against seven of the most common KRAS mutations present in 25% of all solid tumors, thereby increasing the potential patient population for ELI-002. About the AMP Platform Elicio’s proprietary AMP platform delivers investigational immunotherapy directly to the “brain center” of the immune system – the lymph nodes. Elicio believes this site-specific delivery of disease-specific antigens, adjuvants and other immunomodulators may efficiently educate, activate and amplify critical immune cells, potentially resulting in induction and persistence of potent adaptive immunity required to treat many diseases. In pre-clinical models, Elicio observed lymph node-specific engagement driving therapeutic immune responses of increased magnitude, function and durability. Elicio believes its AMP lymph node-targeted approach will produce superior clinical benefits compared to immunotherapies that do not engage the lymph nodes based on preclinical studies. Elicio’s AMP platform, originally developed at the Massachusetts Institute of Technology, has broad potential in the cancer space to advance a number of development initiatives through internal activities, in-licensing arrangements or development collaborations and partnerships.

The AMP platform has been shown to deliver immunotherapy directly to the lymph nodes by latching on to the protein albumin, found in the local injection site, as it travels to lymphatic tissue. About Elicio Therapeutics Elicio Therapeutics, Inc. (Nasdaq: ELTX) is a clinical-stage biotechnology company advancing novel immunotherapies for the treatment of high-prevalence cancers, including mKRAS-positive pancreatic and colorectal cancers. Elicio intends to build on recent clinical findings in the personalized cancer immunotherapy space to develop effective, off-the-shelf immunotherapies. Elicio’s AMP technology aims to enhance the education, activation and amplification of cancer- specific T cells relative to conventional immunotherapy strategies, with the goal of promoting durable cancer immunosurveillance in patients. Elicio’s ELI-002 7P lead program is an off-the- shelf immunotherapy candidate targeting the most common KRAS mutations, which drive approximately 25% of all solid tumors. Off-the-shelf immunotherapy approaches have the potential benefits of low cost, rapid commercial scale manufacturing, and rapid availability of drug to patients, especially in neo-adjuvant settings and for prophylaxis in high-risk patients, contrary to personalized immunotherapy approaches. ELI-002 7P was evaluated in the randomized Phase 2 AMPLIFY-7P trial in patients with mKRAS-positive pancreatic cancer who completed standard therapy, but remain at high risk of relapse. Based on topline results and post-hoc analyses, Elicio has refined its Phase 3 development strategy to focus on patients with lower residual disease burden and extended treatment duration. ELI-002 also has been studied in patients with mKRAS-positive colorectal cancer (“CRC”) in Phase 1 studies. In the future, Elicio plans to expand ELI-002 7P to other indications, including mKRAS positive lung cancer and other mKRAS positive cancers. Elicio’s pipeline includes additional off-the-shelf therapeutic cancer immunotherapy candidates, including ELI-007 and ELI-008, that target BRAF-driven cancers and p53 hotspot mutations, respectively. For more information, please visit www.elicio.com. Cautionary Note on Forward-Looking Statements Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding the sufficiency of Elicio’s current cash and cash equivalents to support planned operations into Q4 2026; Elicio’s planned clinical programs, including the timing and outcome of planned clinical trials; the timing and potential outcome of discussions with regulators regarding the results of the AMPLIFY-7P trial and plans for an ELI-002 7P Phase 3 trial; the potential for advancement of ELI-002 7P into a Phase 3 trial, including the timing and design of any such trial; the potential for clinical benefit, particularly for R0 resected pancreatic cancer patients; the promise of immunological targeting of mKRAS in patients considered to be refractory to immunotherapy; the potential of Elicio’s product candidates, including the potential of ELI-002 7P; the potential market opportunity for ELI-002 7P; the potential for ELI-002 7P to address a significant unmet need in the adjuvant

PDAC setting; the timing and outcomes of any financing or partnering opportunities; the potential for future expansion of ELI-002 to other indications, including in mKRAS positive lung cancer and other mKRAS positive cancers; the potential benefits and effectiveness of off-the- shelf immunotherapy approaches; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Elicio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Elicio uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on Elicio’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, Elicio’s plans to develop and commercialize its product candidates, including ELI-002 7P; the timing of initiation of Elicio’s planned clinical trials; the timing of the availability of data from Elicio’s clinical trials; the timing of any planned investigational new drug application or new drug application; Elicio’s plans to research, develop and commercialize its current and future product candidates; and Elicio’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for Elicio to predict all such factors, nor can Elicio assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed under the heading “Risk Factors” in Elicio’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 12, 2026, as updated by subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Elicio as of the date of this release. Elicio does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this release, except to the extent required by law. Investor Relations Contact Brian Ritchie LifeSci Advisors (212) 915-2578 britchie@lifesciadvisors.com Media Contact Michael Fitzhugh

LifeSci Communications (415) 269-7757 mfitzhugh@lifescicomms.com